BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

2003 Annual Report on Form 10-K

EXHIBIT 10.14(a)

AMENDMENT TO EXECUTIVE LIFE INSURANCE PLAN

RESOLVED, that the executive life insurance program be modified by removing the $500,000 cap on the amount of insurance provided to all executives while they are employed so that the amount of insurance shall be two times their annual base salary, and by increasing the retirement coverage for Board-elected officers from $200,000 to $400,000, all subject to compliance with the Sarbanes-Oxley Act.